                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                 GAINSCO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 GAINSCO, INC.
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

    ---------------------------------------------------------------------------

Notes:

                                 GAINSCO, INC.
                              500 Commerce Street
                            Fort Worth, Texas 76102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 1996

TO THE SHAREHOLDERS:

     The Annual Meeting of the Shareholders of GAINSCO, INC. will be held in the Trinity West II Room of the Worthington Hotel, 200 Main Street, Fort Worth, Texas, on May 10, 1996 at 2:00 p.m. (C.D.T.) for the following purposes:

     1.   To elect a Board of Directors consisting of seven persons.

     2.   To consider a proposal to adopt the 1995 Stock Option Plan.

     3. To approve the appointment of KPMG Peat Marwick LLP as independent auditors for the current fiscal year.

     4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     Only Shareholders of record as of the close of business on March 15, 1996, will be entitled to notice of or to vote at this Meeting or any adjournment or adjournments thereof. A copy of the Annual Report to Shareholders for the Fiscal Year Ended December 31, 1995, is enclosed herewith.

     WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Sam Rosen,
                                          Secretary

Fort Worth, Texas
Dated April 12, 1996

                                 GAINSCO, INC.
                              500 Commerce Street
                            Fort Worth, Texas 76102

                                PROXY STATEMENT

                                    For The

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 10, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GAINSCO, INC. (the "Company") for use at the Annual Meeting of the Shareholders of the Company to be held in the Trinity West II Room of the Worthington Hotel, 200 Main Street, Fort Worth, Texas, on May 10, 1996, at 2:00 p.m. (C.D.T.) and at any adjournment thereof. This Proxy Statement and the form of proxy were sent to security holders on or about April 12, 1996.

     The cost of soliciting proxies is being paid by the Company. In addition to the mails, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is also contemplated that, for a fee of $4,500 plus certain expenses, additional solicitation will be made by personal interview, telephone or other appropriate means under direction of Morrow & Co., Inc., 909 Third Avenue, New York, NY 10022-4799.

     If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in the manner specified. If no specification is made in the proxy, then the shares shall be voted in favor of the recommendations of the Board of Directors. A proxy may be revoked by a shareholder at any time prior to the actual exercise thereof by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Meeting and voting in person.

                       RECORD DATE AND VOTING SECURITIES

     Only holders of the Company's $.10 par value common stock ("Common Stock") of record as of the close of business on March 15, 1996, will be entitled to vote on matters presented at the Meeting. On March 15, 1996, there were outstanding 21,525,221 shares of Common Stock, which constituted all of the outstanding voting securities of the Company. Each share of Common Stock will be entitled to one vote on all matters presented at the Meeting. A majority of the issued and outstanding shares of Common Stock on the record date shall constitute a quorum. There will be no cumulative voting for members of the Board of Directors. Directors are elected by plurality vote and, therefore, the seven nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. All shares represented at the Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes will not be considered part of the voting power present with respect to any matter on which such shares abstain or do not vote, which will have the effect of reducing the number of shares voting affirmatively that will be required to approve a matter requiring a majority vote. Approval of the 1995 Stock Option Plan and approval of the appointment of the independent auditors for the coming year require only a favorable majority vote, and therefore, assuming a quorum is present, if more shares vote "for" approval than vote "against" approval of either of those matters, the matter receiving such a favorable vote will pass.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 29, 1996, the number of shares of Common Stock beneficially owned (as defined by the Securities and Exchange Commission) by (i) each director, (ii) each executive officer named in the Summary Compensation Table and (iii) all of the executive officers of the Company as a group.

     Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person. Each person listed is currently either a director or an executive officer.

                                             Amount and Nature of Beneficial Ownership
                                             ------------------------------------------
                                                    Number of
Name of Beneficial Owner                              Shares               Percent
-------------------------------------------  ------------------------  ----------------
Joseph D. Macchia..........................        2,485,697/(1)/             11.5%
Joel C. Puckett............................          446,421/(2)/              2.1%
Jack L. Johnson............................          224,033/(3)/              1.0%
Sam Rosen..................................          211,175/(4)/                *
Norman J. E. Roe...........................          194,405/(5)/                *
Daniel J. Coots............................          128,010/(6)/                *
Norman Alberigo............................           94,093/(7)/                *
Harden H. Wiedemann........................           38,564/(8)/                *
John H. Williams  .........................           37,362/(9)/                *
Mark D. Brissman...........................           21,654/(10)/               *
Executive Officers as a group (8 persons)..        3,314,921/(11)/            15.1%
-----------------------------------------------------------------------------------

     *Less than 1%

(1) Includes 29,522 shares of Common Stock held by Mr. Macchia's IRA, 8,001 shares of Common Stock held by an IRA of Mr. Macchia's wife and 299,685 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Mr. Macchia, as beneficiary. Also includes 53,242 shares of Common Stock that Mr. Macchia has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(2) Includes 51,927 shares of Common Stock held by The Joel Puckett Self-Employed Retirement Trust and 109,701 shares of Common Stock that Mr. Puckett has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 33,600 shares of Common Stock that Mr. Pluckett has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(3) Includes 42,432 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Mr. Johnson, as beneficiary and 23,268 shares of Common Stock that Mr. Johnson has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 36,575 shares of Common Stock that Mr. Johnson has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(4) Includes 3,163 shares held by an IRA of Mr. Rosen's wife. Mr. Rosen disclaims beneficial ownership of those shares. Also, includes 35,065 shares held for the benefit of Mr. Rosen by the Shannon, Gracey, Ratliff & Miller, L.L.P. Profit Sharing Plan, 3,163 shares of Common Stock held by Mr. Rosen's IRA and 60,064 shares of Common Stock that Mr. Rosen has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 33,600 shares of Common Stock that Mr. Rosen has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders. Mr. Rosen is a partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. That firm, or its predecessors, has been general counsel to the Company since 1979. The Company intends to retain that firm as its general counsel during the current fiscal year.

(5) Includes 19,946 shares of Common Stock that Mr. Roe has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 33,600 shares of Common Stock that Mr. Roe has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(6) Includes 3,514 shares of Common Stock held by Mr. Coots' IRA, 1,029 shares of Common Stock held by an IRA of Mr. Coots' wife, 33,036 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Mr. Coots, as beneficiary and 41,135 shares of Common Stock that Mr. Coots has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 24,758 shares of Common Stock that Mr. Coots has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(7) Includes 18,119 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Mr. Alberigo, as beneficiary and 33,836 shares of Common Stock that Mr. Alberigo has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 22,753 shares of Common Stock that Mr. Alberigo has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(8) Includes 14,157 shares of Common Stock that Mr. Wiedemann has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 20,160 shares of Common Stock that Mr. Wiedemann has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(9) Includes 19,945 shares of Common Stock that Mr. Williams has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 16,800 shares of Common Stock that Mr. Williams has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(10) Includes 4,115 shares of Common Stock that Mr. Brissman has the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan. Also includes 17,499 shares of Common Stock that Mr. Brissman has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of that plan by the shareholders.

(11) Includes 149,761 shares of Common Stock that executive officers of the Company have the right to acquire within 60 days through the exercise of options granted under the 1990 Stock Option Plan, and 407,240 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of executive officers. Also includes 226,308 shares of Common Stock that executive officers of the Company have the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan, subject to approval of the shareholders.

(12) Participants in the Profit Sharing Plan have no voting power with regard to shares held for their benefit but have sole disposition power.

FIVE PERCENT SHAREHOLDERS

     The following table sets forth, as of December 31, 1995, information with respect to each person known by the Company to own beneficially more than 5% of the Common Stock of the Company:

                                             Amount and Nature     Percent
                      Name and Address    of Beneficial Ownership  of Class
                    --------------------  -----------------------  --------

             (1)    Joseph D. Macchia              2,485,697          11.50
                    1409 Indian Creek
                    Fort Worth, TX 76109

             (2)    FMR Corp                       1,919,200           8.92
                    82 Devonshire Street
                    Boston, MA 02109

_______________________________
(1) Information with regard to Mr. Macchia's beneficial ownership is provided in the preceding table. He has sole voting and disposition power of all of such shares other than (i) the shares held by his wife as to which he has no voting or disposition powers, (ii) the shares held by the Company's Profit Sharing Plan over which he has no voting power but sole disposition power, and (iii) shares underlying options.

(2) This information was provided to the SEC and to the Company by FMR Corp ("FMR"), Edward C. Johnson 3d (Johnson), Abigail P. Johnson, Fidelity Management & Research Company ("Fidelity") and Fidelity Low-Priced Stock Fund ("FLPSF"). It was reported that (i) Fidelity, a wholly-owned subsidiary of FMR is a beneficial owner of 1,919,200 shares of Common Stock as a result of acting as investment adviser to various investment companies (the "Funds"), (ii) the ownership of one of the Funds, FLPSF, amounted to 1,399,700 shares or 6.51% of the Common Stock, (iii) Johnson, FMR through its control of Fidelity, and the Funds each has sole power to dispose of the 1,919,200 shares owned by the Funds, and (iv) power to vote the shares resides with the Funds' Boards of Trustees which vote the shares under written guidelines. Reference is made to the Schedule 13G filed with the Securities Exchange Commission by FMR, Johnson, Abigail P. Johnson, Fidelity and FLPSF for more detailed information on the matter summarized in this footnote.

                BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

NAME                           AGE            POSITION WITH COMPANY
-----------------------------  ---  ------------------------------------------
Joseph D. Macchia/(1)/          60  Chairman of the Board, President and
                                    Chief
                                    Executive Officer
Jack L. Johnson                 62  Senior Vice President and Director
Joel C. Puckett/(1)(2)(3)/      52  Director
Norman J. E. Roe/(1)(2)(3)/     73  Director
Sam Rosen                       60  Secretary and Director
Harden H. Wiedemann/(2)(3)/     43  Director
John H. Williams/(2)(3)/        62  Director
------------------------------------------------------------------------------

(1) Member of the Executive Compensation Committee.
(2) Member of the Audit Committee.
(3) Member of the Stock Option Plan Committee.

     The Company has an Audit Committee, an Executive Compensation Committee, and a Stock Option Plan Committee. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing the results of their auditing engagement, and monitoring on a periodic basis the internal accounting controls of the Company. This Committee had three formal meetings in 1995. The Executive Compensation Committee establishes the compensation of officers of the Company. This Committee had three formal meetings in 1995. The Stock Option Plan Committee administers the 1990 Stock Option Plan of the Company and prepares recommentations to the Board of Directors on the adoption of stock option plans and the grant of stock options. This Committee had five formal meetings in 1995. The Company does not have a nominating committee.

     Directors are elected annually by the shareholders of the Company for one year and hold office until their successors are elected and have qualified. During 1995, there were a total of five meetings of the Board of Directors.

     Each director of the Company who is not an employee of the Company receives a quarterly retainer of $2,000 and a meeting fee of $500 per meeting, plus expenses incurred in attending meetings of the Board of Directors. Directors who are also employees of the Company are not separately compensated for their service as director.

     Each current director who is not an employee of the Company participates in the 1995 Stock Option Plan under which he has been awarded options to purchase 8,400 shares of stock for each year of past service as a director as of May 15, 1995, such option to become exercisable over a period ending on May 15, 1999, conditioned upon continued service as a director and approval of the 1995 Stock Option Plan by the shareholders of the Company. (See 1995 Stock Option Plan - Proposal No. 2)

     The principal occupations of the directors of the Company, and time served as such, are described below:

     MR. JOSEPH D. MACCHIA is the founder of the Company and has served as Chairman of the Board, President, and Chief Executive Officer since its formation in 1978. Mr. Macchia has been engaged in the property and casualty insurance business since 1961.

     MR. JACK L. JOHNSON has served as a director of the Company since 1993.
Mr. Johnson has served as Senior Vice President of the Company since 1984 and as Executive Vice President of the Company's insurance company subsidiaries since 1987. From 1979 to 1984, Mr. Johnson served as a Vice President of the Company. Mr. Johnson has been engaged in the property and casualty insurance business since 1962.

     MR. JOEL C. PUCKETT has served as a director of the Company since 1979.
Mr. Puckett is a certified public accountant with offices located in Minneapolis, Minnesota. Mr. Puckett has been engaged in the private practice of accounting since 1973.

     MR. NORMAN J. E. ROE has served as a director of the Company since 1979. Mr. Roe was President of Sebrite Corporation before retiring in 1981. Sebrite Company is engaged in the financing and insuring of mobile homes.

     MR. SAM ROSEN has served as the Secretary and a director of the Company since 1983. Mr. Rosen is a partner with the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. He has been a partner in that firm or its predecessors since 1966.

     MR. HARDEN H. WIEDEMANN has served as a director of the Company since 1989. Mr. Wiedemann is Chairman and Chief Executive Officer of Assurance Medical, Incorporated, a company providing independent oversight of drug testing. From 1986 to 1988 Mr. Wiedemann served as President of The North Texas Commission, a regional economic development agency.

     MR. JOHN H. WILLIAMS has served as a director of the Company since 1990. Mr. Williams is Senior Vice President, Investments, with Everen Securities, Inc. and has been a principal of that firm or its predecessors since May 1987. Prior to that time, Mr. Williams was associated with Thomson McKinnon Securities, Inc. and its predecessors from 1967.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                             ELECTION OF DIRECTORS
                                (Proposal No. 1)

     The Company's bylaws provide that the Board of Directors shall consist of up to seven (7) directors. All of the present directors were elected at the last Annual Meeting of the Shareholders. Management has nominated each of the persons now serving for election as director to serve until the next Annual Meeting of the Shareholders. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more of the nominees is not available for election, the proxy holders named in the enclosed proxy form intend to vote for such other person or persons as management may nominate. No family relationship exists among the directors, executive officers or nominees. Information with respect to each nominee is set forth in the section entitled "BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE SEVEN PERSONS NOMINATED BY MANAGEMENT.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The individuals named below (the "Named Executives") include the Company's chief executive officer and the other four most highly compensated executive officers of the Company for the fiscal year ending December 31, 1995. Information is provided for the fiscal years ending on December 31 of the three years shown.

                           SUMMARY COMPENSATION TABLE

                                                                        Long Term Compensation
                                                                -------------------------------------
                                     Annual Compensation                  Awards              Payouts
                                ----------------------------    ---------------------------   -------      (3)
                                                      Other     Restricted
Name and                                             Annual       Stock                        LTIP     All Other
Principal                       Salary     Bonus     Compen-     Award(s)        Options/     Payouts    Compen-
Position                  Year    ($)       ($)      sation ($)    ($)           SARs (#)       ($)      sation ($)
------------------------  ----  -------   -------   ---------   ----------     ------------   -------   ---------
JOSEPH D. MACCHIA         1995  200,640   871,435           -            -     133,107/(1)/         -      24,103
Chairman, President       1994  192,000   775,862           -            -                -         -      21,557
and Chief Executive       1993  182,760   609,243           -            -                -         -      29,187
Officer
JACK L. JOHNSON           1995  120,180   234,889           -            -      91,439/(1)/         -      24,000
Senior Vice President     1994  115,008   209,134           -            -                -         -      20,760
                          1993  108,444   162,677           -            -       2,734/(2)/         -      29,187
DANIEL J. COOTS           1995  105,516   178,038           -            -      61,895/(1)/         -      24,103
Senior Vice President,    1994  100,008   156,650           -            -                -         -      20,760
 Treasurer and Chief      1993   94,260   120,976           -            -                -         -      25,469
 Financial Officer

MARK D. BRISSMAN          1995  115,000   124,869           -            -      43,749/(1)/         -           -
Vice President            1994   19,167    19,363           -            -       3,769/(2)/         -           -
                          1993        -         -           -            -                -         -           -
NORMAN ALBERIGO           1995   93,456   101,476           -            -      56,884/(1)/         -      24,000
Vice President            1994   88,584    89,491           -            -                -         -      20,760
                          1993   83,568    69,645           -            -                -         -      19,347

----------------------------------
(1) Options granted under the 1995 Stock Option Plan, subject to approval by the shareholders and exercisable over a four year period. (See 1995 Stock Option Plan - Proposal No. 2)
(2) Options granted under the 1990 Stock Option Plan.
(3) Amounts included under All Other Compensation represent amounts contributed to or accrued for the named executive officers under the Company's Profit Sharing Plan.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

  The following table shows information regarding grants of stock options made to Named Executives during the fiscal year ended December 31, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                Individual Grants (a)             Grant Date Present Value (b)
                               -------------------------------------------------  ------------------------
                                Number of    % of Total
                                Securities     Options
                               Underlying    Granted to   Exercise
                                 Options     Employees     or Base
                                 Granted     in Fiscal      Price     Expiration
Name                               (#)         Year        ($/Sh)       Date
----------------------------------------------------------------------------------------------------------
     All Shareholders'             N/A         N/A           N/A        N/A               $127,767,131
         Stock Appreciation

     Joseph D. Macchia         133,107        14.3          9.64    5/16/05               $    744,068

     Jack L. Johnson            91,439         9.8          9.64    5/16/05                    511,144

     Daniel J. Coots            61,895         6.7          9.64    5/16/05                    345,993

     Norman Alberigo            56,884         6.1          9.64    5/16/05                    317,982

     Mark D. Brissman           43,749         4.7          9.64    5/16/05                    244,557

----------------------------------------------------------------------------------------------------------

(a) Stock options are awarded at the fair market value of shares of Common Stock at the date of award. No SARs are awarded in 1995. Twenty percent are exercisable immediately and twenty percent become exercisable on each of the first four anniversaries of the date of grant.

(b) Options are valued using a Black-Scholes pricing model. The model assumes historic three-year stock price volatility and dividend yield, a risk-free 6.60% interest rate and a ten year option term. No adjustments are made for risk of forfeiture or nontransferability. These values have been calculated in a manner permitted by Securities and Exchange Commission regulations but the Company disavows the ability of this or any other valuation model to predict or estimate the Company's future stock price or to place a reasonably accurate present value on the options because all models depend on assumptions about the future, which is simply unknown. If, however, the Named Executives do realize the grant date values, total shareowner value will have appreciated by approximately $127,767,131 and the value of the Named Executives' options will be less than 1.7% of the total shareowner appreciation.

AGGREGATE OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table summarizes for each of the Named Executives the number of stock options exercised during the fiscal year ended December 31, 1995, the aggregate dollar value realized upon exercise, the total number of unexercised stock options held at December 31, 1995 and the aggregate dollar value of the unexercised options held at December 31, 1995. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of unexercised options at fiscal year-end is the difference between the exercise price of the stock options and the fair market value of the underlying stock at December 31, 1995, which was $11.375 per share. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. The underlying options have not been, and may not be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise. There can be no assurance that the values shown will be realized.
                      AGGREGATED OPTION EXERCISES IN THE
                      ----------------------------------
                   LAST FISCAL YEAR AND FY-END OPTION VALUES
                   -----------------------------------------

                                     Shares
                                    Acquired
                                       on      Value
                                    Exercise  Realized     Number of Unexercised     Value of Unexercised Options
Name                                (#)/(1)/    ($)        Options at FY-End/(1)/           at FY-End ($)
----------------------------------  --------  --------   --------------------------  ----------------------------
                                                         Exercisable  Unexercisable   Exercisable   Unexercisable
                                                         -----------  -------------  -------------  -------------
JOSEPH D. MACCHIA                     13,299    94,565   53,242/(2)/    79,865/(2)/    92,375/(2)/   138,566/(2)/
Chairman, President and
Chief Executive Officer
JACK L. JOHNSON                            -         -   59,843/(3)/    54,864/(2)/   255,765/(4)/    95,189/(2)/
Senior Vice President
DANIEL J. COOTS                            -         -   65,893/(5)/    37,137/(2)/   414,107/(6)/    64,433/(2)/
Senior Vice President, Treasurer
 and Chief Financial Officer
MARK D. BRISSMAN                           -         -   21,654/(7)/    26,250/(2)/    44,177/(8)/    45,544/(2)/
Vice President
NORMAN ALBERIGO                            -         -   56,589/(9)/    34,131/(2)/  351,836/(10)/    59,217/(2)/
Vice President
-----------------------------------------------------------------------------------------------------------------

(1) Adjusted for all stock dividends and stock splits in the form of stock dividends effected through December 31, 1995.
(2)  All subject to shareholder approval of the 1995 Stock Option Plan.
(3)  36,575 subject to shareholder approval of the 1995 Stock Option Plan.
(4)  $63,458 subject to shareholder approval of the 1995 Stock Option Plan.
(5)  24,758 subject to shareholder approval of the 1995 Stock Option Plan.
(6)  $42,955 subject to shareholder approval of the 1995 Stock Option Plan.
(7)  17,499 subject to shareholder approval of the 1995 Stock Option Plan.
(8)  $30,361 subject to shareholder approval of the 1995 Stock Option Plan.
(9)  22,753 subject to shareholder approval of the 1995 Stock Option Plan.
(10) $39,476 subject to shareholder approval of the 1995 Stock Option Plan.

CHANGE IN CONTROL AGREEMENTS

   The Named Executives each have Severance Agreements which are automatically extended for one additional year from each December 31st unless sooner terminated by the Company. The Severance Agreements provide for the payment of benefits if the Named Executive is actually or "constructively" terminated following a change in control of the Company. A "change in control of the Company" is generally deemed to occur if: (A) any person becomes the beneficial owner of 25% or more of the Company's voting securities; (B) during a two-year period the majority of the Board of Directors of the Company changes without approval by two-thirds of the directors who either were directors at the beginning of the period, or whose election was previously approved; (C) the shareholders of the Company approve a merger or consolidation with another company in which the Company's voting securities do not continue to represent at least 75% of the surviving entity; or (D) the shareholders approve a liquidation, sale or disposition of all or substantially all of the Company's assets.

   No benefits are payable if a Named Executive quits or is terminated for cause and no benefits beyond those otherwise provided by the Company are provided if a Named Executive is terminated by reason of death, disability or retirement.

   If, within two years following a change in control, a Named Executive is terminated by the Company for reasons other than cause, or if the Named Executive terminates employment for "good reason," the Named Executive will be paid a lump sum cash payment in an amount equal to two times the Named Executive's base salary; provided, however, such payment shall not be less than
1.25 times the amount reported on the Named Executive's Form W-2 issued by the Company with respect to the year preceding the date of actual or constructive termination. In the event such payment would not be deductible, in whole or in part, by the Company as a result of Section 280G of the Internal Revenue Code, such payment shall be reduced to the extent necessary to make the entire payment deductible.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Company's Executive Compensation Committee are Messrs. Joel C. Puckett and Norman J. E. Roe, independent directors of the Company and Mr. Joseph D. Macchia, President, Chief Executive Officer and Chairman of the Board of the Company.

   No executive officer of the Company served as a member of the compensation committee or as a director of another entity, one of whose executive officers served on the Compensation Committee or the Board of Directors of the Company.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

   The Executive Compensation Committee (the "Committee") of the Board of Directors establishes the compensation policies applicable to the Company's executive officers, including its Named Executives. These policies are designed to attract and retain highly qualified executive officers and to motivate them to meet the goals established in the Company's current year and long term business plans.

   The Committee consists of two independent directors, Joel C. Puckett and Norman J. E. Roe and the Company's President and Chief Executive Officer, Joseph
D. Macchia. It is the policy of the Committee to tie current salary to the individual's overall performance and the Company's success in meeting the goals of its business plans while taking into consideration the operation of competitive factors and the general business climate in the area in which it operates. In making their determinations with regard to executive officers other than the CEO, the Committee gives considerable deference to the CEO's evaluation of the contributions made by each other executive officer during the prior year.

   The Committee provides additional short term incentives to maximize earnings through the Company's Executive Incentive Compensation Plan. Under that plan, in which all executive officers participate, a formula determined fund is divided among plan participants pro rata up to a set percent (the "base share") of their base salaries. The base share for all executive officers, other than the CEO, is established by the CEO. If funds are available in excess of the amount required to pay all participants their base share, the excess funds available under the plan are distributed at the discretion of the CEO. Since the bonus awards are paid only out of earnings which are in excess of ten percent of beginning shareholders' equity (and do not exceed ten percent of net earnings for the year), the plan provides the Company's executive officers with incentive to maximize current year profits.

   The long-term financial rewards to executive officers are closely linked to long-term corporate performance and growth in shareholder value. This is accomplished through executive officer participation in the Company's 1990 Stock Option Plan and the 1995 Stock Option Plan. Although stock options are granted to executive officers by the Company's Stock Option Plan Committee, the Executive Compensation Committee takes into consideration awards of Company stock options as well as his or her participation level in the Executive Incentive Compensation Plan and the Company's Profit Sharing Plan in establishing the salary of each executive officer.

   Because a key element of short-term compensation is participation in the Executive Incentive Compensation Plan which is made up of funds coming out of earnings in excess of ten percent of shareholders equity and because each executive officer's long-term financial rewards are tied directly to the creation of shareholder value, overall executive compensation is largely risk based with the financial rewards of the executive officers tied directly to the success of the Company.

   The Executive Compensation Committee establishes the salary of the CEO based in part on the historical and current profitability of the Company as measured by standard performance criteria used in the insurance industry. Some of the key measures are premiums written, claims and expense ratios, return on shareholders' equity and per share earnings of the Company. The increase in the salary of the CEO to $200,640 for fiscal 1995 from $192,00 for fiscal 1994 was based in part on his leadership over many years which has resulted in the achievement of over a 20% return on beginning shareholders' equity for each of the ten years through 1994, as well as claims and expense ratios significantly superior to industry averages over the same period. The CEO participates, together with the other executive officers, in the Executive Incentive Compensation Plan, with a base ratio (the percent of his base salary which determines his participation in the bonus fund) which has been established by contract at one-hundred percent. The CEO also is a participant in the 1990 Stock Option Plan and the 1995 Stock Option Plan.

   The Committee considered Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the amount of compensation a corporation may deduct as a business expense paid to its Chief Executive Officer or any of its four other most highly compensated officers, to $1,000,000 in any year except to the extent that such compensation qualifies as "performance-based compensation" or meets other exceptions not here relevant. During 1995 the Committee obtained the agreement of the Company's CEO to accept as deferred compensation any portion of his compensation for 1995 or thereafter which, because of the provisions of Section 162(m) would not be deductible for federal income tax purposes. However, since none of the CEO's compensation for 1995 was affected by Section 162(m), none of it was deferred.

                        EXECUTIVE COMPENSATION COMMITTEE

           Joseph D. Macchia     Joel C. Puckett     Norman J. E. Roe

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report and the Performance Graph shall not be incorporated by reference into any such filing.

SHARE INVESTMENT PERFORMANCE

   The following graph shows changes over the past five-year period in the value of $100.00 invested in: (1) the Company's Common Stock; (2) the Standard & Poor's 500 Index; and (3) the Standard & Poor's Property-Casualty Insurance Index. The year-end value of each one of the hypothetical investments is based on share price appreciation plus stock dividends plus cash dividends, with the cash dividends reinvested on the date they were paid. The calculations exclude trading commission and taxes. Total shareholder returns for each investment, whether measured in dollars or percent, can be calculated from the year-end investment values shown beneath the graph.

                       FIVE-YEAR CUMULATIVE TOTAL RETURN
                        VALUE OF $100 INVESTED 12/31/90
                      FOR FISCAL YEARS ENDED DECEMBER 31

                             [GRAPH APPEARS HERE]

                GAINSCO, INC.      S & P P&C INDEX         S & P 500 INDEX
        ------------------------------------------------------------------
        1990        100                   100                     100
        1991        276                   125                     130
        1992        440                   147                     140
        1993        314                   144                     155
        1994        314                   151                     157
        1995        480                   205                     215

                             1995 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

   The Company previously adopted stock option plans in 1985 and in 1990. No further options are available for grant under those plans and, therefore, the GAINSCO, INC. 1995 Stock Option Plan (the "1995 Plan") has been adopted by the Board of Directors subject to approval by the Company's shareholders.

   The purpose of the 1995 Stock Option Plan is to provide an incentive to key management employees holding the position of Assistant Vice-President or higher and to members of the Board of Directors who are not full time employees of the Company to remain in the employ of or to remain a director of GAINSCO, INC. or one of its subsidiary companies (collectively referred to as the "Company" in this discussion of the 1995 Stock Option Plan). An additional purpose is to attract new employees at the level of Assistant Vice President or higher, who might not otherwise be willing to leave their present employment and join the Company, and to attract highly qualified persons to serve on the Company's Board of Directors. This incentive comes through the opportunity to acquire or increase their proprietary interest in GAINSCO, INC. through the receipt of options to acquire GAINSCO, INC. Common Stock.

   A brief summary of the material provisions of the 1995 Plan is set out below. The following summary is qualified in its entirety by reference to the full text of the 1995 Plan, a copy of which is attached hereto as Exhibit "A" and made a part hereof.

   Pursuant to the 1995 Plan, 1,071,000 shares of the Company's $.10 par value common stock are reserved for issuance pursuant to stock options (the "Options") available for grant under the plan. Options to purchase a total of 929,876 shares have been granted, subject to shareholder approval, to the persons and groups identified in the NEW PLAN BENEFITS table below. All of such Options (other than 34,238 Options issued in connection with the new employment of an officer (the "New Employment Options")) were granted on May 16, 1995, have a term of ten years from the date of grant and have an exercise price of $9.64 per share, the closing price of the shares on the American Stock Exchange on the date of grant. The New Employment Options were granted on August 17, 1995, have a term of ten years from the date of grant and have an exercise price of $8.69 per share, the closing price of the shares on the American Stock Exchange on the date of grant, as adjusted for a subsequent stock dividend.

                               NEW PLAN BENEFITS
                                 GAINSCO, INC.
                             1995 STOCK OPTION PLAN

Name of Individual or
Group Receiving Option                       /(1)/Dollar Value ($)  /(2)/Number of Units
----------------------                       ---------------------  --------------------
   Name and Position

          (Named Executives)

          *Joseph D. Macchia                 N/D                                 133,107
          Chairman, President and CEO
          *Jack L. Johnson                   N/D                                  91,439
          Senior Vice President
          Daniel J. Coots                    N/D                                  61,895
          Senior Vice President and CFO
          Norman Alberigo                    N/D                                  56,884
          Vice President
          Mark D. Brissman                   N/D                                  43,749
          Vice President

          * Nominee for director

   Executive Group
          (All current executive officers
          as a group - 8 persons)            N/D                                 565,779

   Non-Executive Director Group
          (All current directors who are
          not executive officers
          as a group - 4 persons)            N/D                                 260,400

   Non-Executive Officer Employee Group
          (All current officers, who are
          not executive officers,
          as a group - 4 persons)            N/D                                 103,697

   Nominees for director, other
   than Named Executives

          Joel C. Puckett                    N/D                                  84,000
          Norman J. E. Roe                   N/D                                  84,000
          Sam Rosen                          N/D                                  84,000
          Harden H. Wiedemann                N/D                                  50,400
          John H. Williams                   N/D                                  42,000

/(1)/ Benefits are not determinable so the number of Options granted is provided under Number of Units. The future value, if any, of the Options is not determinable.
/(2)/  Number of Units represent Options.

     Under the 1995 Plan, Options are exercisable at a price which is equal to the fair market value of the Common Stock on the date the Option is granted. Options may be granted to employees ("Employee Options") only if they hold the position of Assistant Vice President or higher. Options also have been granted to directors of the Company ("Director Options"). All Options have a maximum term of ten years and are exercisable one-fifth upon grant and one-fifth on each of the first four anniversaries of the date of grant. At the present time, the Company has 12 employees holding the position of Assistant Vice President or higher. The Company currently has seven directors, four of whom are not officers of the Company. Employees are appointed to the office of Assistant Vice President or higher by the Board of Directors.

     Determination of the number of Employee Options to be issued under the 1995 Plan is made by the Stock Option Plan Committee (the "Committee") of the Board of Directors, which committee also administers the 1995 Plan with regard to those Options. The Committee consists of not less than two directors each of whom must be a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Security Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Options to purchase 40,000 shares of Common Stock shall be issued to directors (who are not employees of the Company) who join the Board of Directors after adoption of the 1995 Plan, with one-fifth of such Options to be exercisable immediately upon election as a director and one-fifth to become exercisable on the first four anniversaries of election to the Board of Directors, conditioned upon continuation of service in that position. The Company is not aware of any changes to be made in its Board of Directors in the foreseeable future.

     All Options granted under the 1995 Plan are nontransferable except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may only be exercised by the Optionee or by the Optionee's guardian or legal representative. No Common Stock underlying an Option may be disposed of for at least six (6) months from the date the Option under which it was acquired, was granted. Options terminate no later than ten years from the date of grant. Options granted under the plan terminate after specified periods for exercise upon death, disability, retirement or termination of employment by or service as a director of, the Company and upon such termination for any reason, Options that have not become exerecisable are immediately cancelled and returned to the status of authorized and available for grant. No more than 300,000 Options may be granted to any one employee of the Company.

     Upon each exercise of Options, two certificates shall be issued to the Optionee representing the total number of shares of Common Stock underlying the exercised Options, (i) one such certificate to be for that number of shares which would yield at the average of the high and low price on the day of exercise a number of dollars equal to (X) the exercise price per share times the number of Options exercised plus (Y) the highest federal income tax rate applicable on the date of exercise to ordinary income, multiplied by the difference between the market value of the Options exercised and (X) (the "Clean Certificate") and (ii) a second stock certificate (the "Legended Certificate") representing the remaining shares to be issued pursuant to the exercise. The Legended Certificate shall bear a restrictive legend precluding resale of the shares represented by it for eighteen months following its date of issuance.

     None of the Options are intended to qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended. All Options, therefore, are nonqualified stock option. Since the Options are exercisable at the fair market value of the underlying Common Stock on the date of grant, the Optionee will not realize taxable income on the grant of Options. The Optionee will, however, generally recognize ordinary income when Options are exercised, equal to the excess of value of the Common Stock over the exercise price. The Company receives a corresponding deduction. When the Common Stock is sold, the

Optionee will realize capital gain or loss equal to the difference between the selling price and the value of the Common Stock at the time ordinary income was recognized with respect to the exercise.

     Under Section 162(m) of the Code, publicly held companies may not deduct compensation for certain employees to the extent that such compensation exceeds $1 million for the taxable year. The $1 million limitation applies to the company's Chief Executive Officer and the four most highly compensated officers other than the Chief Executive Officer. Compensation which is performance based (as defined in the Code and rules and regulations thereunder), however, is not counted as subject to the deductibility limitation of Section 162(m). The Company believes that the Options will qualify as performance-based compensation and, therefore, the compensation expense incurred by the Company with respect to the Options will be exempt from the limitations of Section 162(m).

     If the shareholders do not approve the 1995 Plan at the next meeting of the shareholders, or any adjournment thereof, any Option previously granted under the plan shall be null and void. No Options are exercisable without such approval. The closing price of the Common Stock on the American Stock Exchange on March 26, 1996, was $11.125.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1995 STOCK OPTION PLAN.

                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (Proposal No. 3)

     Action is to be taken by the shareholders at the Meeting with respect to the approval of the selection, by the Company's Board of Directors, of KPMG Peat Marwick LLP to be the independent auditors of the Company for the current fiscal year. KPMG Peat Marwick LLP, or its predecessor, has served as the Company's independent auditors since 1984. The Company has been advised that KPMG Peat Marwick LLP has no relationship with the Company or its subsidiaries other than that arising from the firm's employment as auditors. Neither the Company, nor any officer, director, or associate of the Company, has any interest in KPMG Peat Marwick LLP.

     A representative of KPMG Peat Marwick LLP will be present at the Meeting and will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF SUCH APPOINTMENT.

                       ACTION TO BE TAKEN UNDER THE PROXY

     The accompanying proxy will be voted "FOR" the election of the seven (7) persons recommended by the Board of Directors and named under "BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD" as nominees for director of the Company and "FOR" approval of the 1995 Stock Option Plan and the appointment of KPMG Peat Marwick LLP as the Company's independent auditors unless the proxy is marked in such a manner as to withhold authority to so vote. The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof. Management knows of no matters, other than the election of directors, approval of the 1995 Stock Option Plan and the approval of the appointment of KPMG Peat Marwick LLP to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.


                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in the Proxy Statement for the 1997 Annual Meeting of Shareholders must be received at the principal executive offices of the Company on or before December 13, 1995.

                                 ANNUAL REPORTS

FORM 10-K

     The Company will furnish to each person whose proxy is being solicited, upon written request of any such person, and without charge, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Such report was mailed to the Securities and Exchange Commission on March 28, 1996. Requests for copies of such report should be directed to Investor Relations, 500 Commerce Street, Fort Worth, Texas 76102, (817)336-2500.

1994 ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1995 is enclosed herewith. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

     PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILING.

                                                                       EXHIBIT A

                               GAINSCO, INC. 1995
                               STOCK OPTION PLAN
                               -----------------


     1.  PURPOSE.  The purpose of this Stock Option Plan ("Plan") is to provide
         -------
an incentive to employees and members of the Board of Directors who are not full time employees (sometimes hereinafter referred to as the "Optionees") to enter into or remain in the employ of or to become or remain a director of GAINSCO, INC., a Texas corporation or one of its subsidiary companies (collectively referred to herein as the "Company"), and to devote themselves to the Company's success by providing an opportunity to acquire or increase their proprietary interest in GAINSCO, INC. through receipt of rights (the "Options") to acquire GAINSCO, INC. Common Stock, par value $.10 per share (the "Common Stock"). It is intended that no options granted under the Plan shall qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, and that all stock options under this Plan shall, therefore, be nonqualified stock options.


     2.  ADMINISTRATION.  The Plan shall be administered by the Stock Option
         --------------
Plan Committee of the Board of Directors (the "Committee"). The Committee shall consist of not less than two directors. No person shall be eligible to continue to serve as a member of such Committee unless such person is a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"), and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have the power to select Optionees for discretionary grants, to establish the number of shares and other terms applicable to each such Option, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan, all with regard to Options granted to full time employees of the Company pursuant to Section 3(a) below. Members of the Committee may receive Options under the Plan only pursuant to the formula provisions of Section 3(b). The Committee shall not administer the Plan insofar as it affects Optionees under Section 3(b), all such power being reserved to the Board of Directors.

     No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Options granted under it. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

     In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to administration of the Plan and the granting of Options under it, each member of the Committee shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the

Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Committee (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Committee; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee unless within five (5) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee would be entitled to as a matter of law, contract or otherwise.


     3.  GRANT OF OPTIONS.
         ----------------

     (A) Key Employees.  The Committee, subject to the provisions of this Plan
         -------------
may, from time to time, grant such number of Options to employees of the Company presently or hereafter holding the office of Assistant Vice President or higher, as it may deem appropriate in order to carry out the purpose of the Plan and with such terms and conditions, consistent with this Plan as it may deem appropriate, subject to the availability of Options under the Plan.

     (B) Directors Who Are Not Full Time Employees.  Current directors who are
         -----------------------------------------
not full time employees of the Company shall be granted, subject to the provisions of this Plan, Options to purchase 8,000 shares of common stock for each year of past service as a director (up to a maximum of ten (10) years).
New directors who are not full time employees of the Company elected to serve on the board in the future shall be granted, subject to the provisions of this Plan and the availability under the Plan of such Options, Options to purchase 40,000 shares of Common Stock upon their election as such (whether by the Board of Directors to fill an unexpired term or by the shareholders). One-fifth of the Options initially granted under this Section 3(b) to Optionees who are directors on the date of the Plan's adoption by the Board of Directors shall be exercisable immediately and a like number shall become exercisable on each of the first four anniversaries of such date, if the Optionee continues to be a director on that anniversary date. Options granted to new directors after the date of the initial grants shall, in each case, be exercisable twenty (20%) percent immediately and a like number shall become exercisable on each of the first four anniversaries of the date on which they are granted if the Optionee continues to be a director on that anniversary date. If an Optionee is no longer a director on an anniversary of the grant of Options to that Optionee, all Options granted to that Optionee which have not become exercisable shall terminate, shall be of no further force or effect and shall be available for subsequent grant under the Plan.


     4.    EXERCISE PRICE .  All Options granted under this Plan shall be
           ---------------
exercisable at a price (the "Option Price") which shall be the fair market value of the Common Stock on the date the Option is granted.

     5.  OPTION SHARES.  The number of shares of the Common Stock for which
         -------------
Options may be issued under the Plan, (the "Option Shares") is 1,020,000 shares of Common Stock. All such Option Shares shall be subject to adjustment as provided in Section 9. Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.


     6.  TERM OF PLAN.  This Plan is effective on the date of its adoption by
         ------------
the Board of Directors. It shall terminate in accordance with Section 7(j) below or, if shareholders approval is obtained, on the tenth anniversary of its effective date or such earlier date as the Board of Directors may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.


     7.  TERMS AND CONDITIONS OF OPTIONS.  Options granted pursuant to the Plan
         -------------------------------
shall be evidenced by written documents (the "Option Agreements"), which Option Agreements shall comply with and be subject to the following terms and conditions and, for Options granted under Section 3(a), such other terms and conditions which the Committee shall from time to time provide which are not inconsistent with the terms of this Plan:

          (A) NUMBER OF OPTIONS SHARES.  Each Option Agreement shall state the
              ------------------------
     number of Option Shares to which it pertains.

          (B) OPTION PRICE.  Each Option Agreement shall state the Option Price
              ------------
     which shall be established in accordance with Section 4 above.

          (C) MEDIUM OF PAYMENT.  An Optionee shall pay for Option Shares (i) in
              -----------------
     cash, (ii) by check payable to the order of the Company, or (iii) by a combination of the foregoing. Alternatively, payment may be made all or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates.

          (D) RESTRICTION ON RESALE.  Upon each exercise of Options, two
              ---------------------
     certificates shall be issued to the Optionee representing the total number of Option Shares underlying the exercised Options, (i) one such certificate to be for that number of shares which would yield at the average of the high and low price on the day of exercise a number of dollars equal to (X) the exercise price per share times the number of Options exercised plus (Y) the highest federal income tax rate applicable on the date of exercise to ordinary income, multiplied by the difference between the market value of the Options exercised and (X) (the "Clean Certificate") and (ii) a second stock certificate (the "Legended Certificate") representing the remaining shares to be issued pursuant to the exercise. The Legended

     Certificate shall bear a restrictive legend precluding resale of the shares represented by it for eighteen months following its date of issuance.

          (E) TERMINATION OF OPTIONS.  No Options shall be exercisable after the
              ----------------------
     first to occur of the following:

            (i) Expiration of the Option term specified in the Option Agreement, which for Options granted under Section 3(a) above shall be for such period not exceeding ten years from the date of grant as shall be determined by the Committee and for Options issued under Section 3(b) above shall be ten years from the date of grant.

            (ii) The date, if any, set by the Committee for Options issued under
          Section 3(a) above and by the Board of Directors for Options issued under Section 3(b) above, under terms specified in an Option Agreement, to be an accelerated expiration date in the event of dissolution or liquidation of the Company or consummation of any corporate combination transaction in which the Company is not the surviving or acquiring company or in which the Company becomes a wholly-owned subsidiary of another company, provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed;

            (iii) Expiration of three (3) months from the date the Optionee's employment by (if the Options are granted under Section 3(a) of the Plan) or service as a director of (if the Options are granted under
          Section 3(b) of the Plan) the Company terminates for any reason other than the circumstances described in (iv), (v) or (vi) below;

            (iv) Expiration of one (1) year from the date the Optionee's employment by (if the Options are granted under Section 3(a) of the Plan) or service as a director of (if the Options are granted under
          Section 3(b) of the Plan) the Company terminates by reason of the Optionee's disability (within the meaning of section 22(e)(3) of the Code) or death;

            (v) Expiration of ten (10) days (which period may be extended for Options issued under Section 3(a) above on a case by case basis in the sole discretion of the Committee) from the date the Optionee voluntarily terminates employment by (if the Options are granted under Section 3(a) of the Plan) or service as a director of (if the Options are granted under Section 3(b) of the Plan) the Company (not including any termination due to the death or disability of the Optionee); or

            (vi) A finding by the Committee in the case of Options issued under
          Section 3(a) above or by the Board of Directors (without participation by the director in question) in the case of a director who received Options under Section 3(b) above, after full consideration of the facts presented on behalf of both the Company and the Optionee, that an employee Optionee has been discharged from employment by, or a director has been removed from service as a director of, the Company for Cause. For purposes of this paragraph "Cause" shall mean: (A) a pattern of gross negligence or an act of willful misconduct by Optionee in the performance of his duties to the Company which has a material adverse effect on the Company's reputation, business, properties or business relationships, or (B) Optionee's conviction of a felony or misdemeanor (other than a traffic violation) or of misappropriation of funds of the Company, or (C) Optionee's appropriation to himself of a corporate opportunity of the Company which Optionee fails to make available to the Company within thirty
          (30) days after notice thereof to Optionee from the Company, or (D) the material breach by Optionee of his obligations under any provision of any employment agreement he or she might have with the Company, and the failure by Optionee to remedy such breach within thirty (30) days after notice thereof to Optionee. In the event of a finding that Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.

     Any Options which are not exercisable on the date that an Officer/Optionee or a Director/Optionee loses his status as such, shall terminate, be of no further force or effect and shall be available for subsequent grant under this Plan.

          (F) TRANSFERS.  No Option granted under the Plan may be transferred,
              ---------
     except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended. During the lifetime of the person to whom an Option is granted, such Options may be exercised only by him or by his guardian or legal representative. No Option Shares shall be disposed of by an Optionee for at least six (6) months from the date the Option under which they were acquired, was granted.

          (G) OTHER PROVISIONS.  The Option Agreements may contain such other
              ----------------
     provisions relating to Options issued under Section 3(a) above, not inconsistent with the provisions of this Plan, as the Committee shall deem advisable provided, however, Options granted under Section 3(a) shall be exercisable (subject to any restrictions contained in this Plan) twenty (20%) percent immediately and a like number shall become exercisable on each of the first four anniversaries of the date on which they are granted.

          (H) AMENDMENT.  The Committee shall have the right, subject to the
              ---------
     consent of the Optionee, to amend Option Agreements relating to Options issued under Section 3(b) above, any terms so amended to be consistent with the provisions of this Plan.

          (I)   MAXIMUM OPTIONS TO ANY EMPLOYEE.  No employee may be granted
                -------------------------------
     Options to purchase more than three hundred thousand (300,000) shares of Common Stock.

          (J)  SHAREHOLDER APPROVAL.  If the shareholders do not approve the
               --------------------
     adoption of this Plan at the next meeting of the Company's shareholders, or any adjournment thereof, held after the annual meeting of the shareholders on May 16, 1995, any Options granted under this Plan prior to such shareholders' approval shall be null and void. No Options may be exercised prior to shareholder approval of the adoption of this Plan.

     8.   EXERCISE.    Exercise of the Options shall be subject to the following
          --------
requirements:

          (A) No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall (unless the Option Shares are covered by a then current registration statement under the Securities Act of 1933 (the "Securities Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, and (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (i) registration under federal or state securities laws, or (ii) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event has occurred. No Optionee shall have any rights as a shareholder with respect to Option Shares until the date of issuance of a stock certificate for such shares.


     9.  ADJUSTMENTS IN COMMON STOCK.  Adjustments shall be made with reference
         ---------------------------
to the number of Option Shares underlying Options and the per share exercise price therefor as provided in this section:

          (A) In the event that the outstanding shares of Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event; provided, however, that the Committee may provide for a reapportionment of any shares not yet exercisable if there is an imbalance in the number of shares exercisable during the remaining exercise periods, if any, after such increase or decrease in shares. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

          (B) In the event of the dissolution or liquidation of the Company, any Option granted and outstanding under this Plan shall terminate as of the effective date of such action.

          (C) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

               (i) If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, any such stock options shall be deemed exercisable for stock of the surviving corporation or parent corporation of which the Company becomes a subsidiary at a rate of exchange to be determined by the Committee, but in no event shall the fair market value of the stock substituted for the stock of the Company at the time of the Reorganization be less than the fair market value of the stock of the Company at the time of the Reorganization; or

               (ii) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised stock options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such Options.

          (D) The term "Reorganization" as used in paragraph (c) of this Section 9 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

          (E) Adjustments and determinations under this Section 9 for Options issued under Section 3(a) above shall be made by the Committee and for Options issued under Section 3(b) above shall be made by the Board of Directors, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.


     10.  AMENDMENT OF THE PLAN.  Except as herein limited, the Board of
          ---------------------
Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable, except that no such amendment shall substantially adversely affect the rights of Optionees with regard to Options held by them; provided, however, the Board of Directors of the Company may not, without obtaining approval of the shareholders of the Company as required by Rule 16b-3(b) under the Securities Exchange Act of 1934 (the "Act"), amend this Plan in any respect covered by (A), (B) or (C) of Rule 16b-3(b)(2) of the Act; nor may any provisions of the Plan described in Rule 16b-3(c)(2)(ii)(A) be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Security Act, or the rules thereunder.

     11.  SECURITIES LAW RESTRICTIVE LEGEND.  Share certificates issued to
          ---------------------------------
Optionees upon exercise of Options under the Plan shall contain such restrictive legends as the Committee, with reference to Options issued under Section 3(a) above or the Board of Directors with reference to Options issued under Section 3(b) above, may deem appropriate regarding compliance with securities laws.


     12.  CONTINUED EMPLOYMENT.  The grant of an Option pursuant to the Plan
          --------------------
shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to retain the Optionee in the employ of the Company or as a member of the Company's Board of Directors, whichever the case may be. Rights to terminate the employment of any Optionee or the service of any Optionee as a member of the Company's Board of Directors shall not be diminished or affected by reason of the fact that an Option has been granted to him.


     13.  WITHHOLDING OF TAXES.  Whenever the Company proposes or is required to
          --------------------
issue or transfer Option Shares, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares, or (b) take whatever action it deems necessary to protect its interests.


     14.  CHANGE IN CONTROL.  Any other provisions contained herein to the
          -----------------
contrary notwithstanding, all Options granted by the Committee to Officer/Optionees shall become exercisable immediately in the event of a change in control of the Company. For purposes of this Plan, a "change in control of the Company" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (B) during any period of two consecutive years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (A), (C) or (D) of this Subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (D) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     15.  TERMINOLOGY.  The headings in this Plan are solely for the convenience
          -----------
of reference and shall be given no effect in the construction or interpretation of this Plan. Wherever required by context, any gender shall include any other gender, the singular shall include the plural and the plural shall include the singular.

     Adopted by the Board of Directors on the 16th day of May, 1995.



                              By         /S/ J. D. MACCHIA
                                -----------------------------------------------
                                             J. D. Macchia, Chairman

                                 GAINSCO, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Joseph D. Macchia and Daniel J. Coots, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of GAINSCO, INC. held of record by the undersigned on March 15, 1996, at the Annual Meeting of Shareholders to be held on May 10, 1996, or any adjournment thereof.

1.ELECTION OF DIRECTORS
                     [_] FOR all nominees listed  [_] WITHHOLD
                      below (except as marked to   AUTHORITY to vote
                      the contrary below, see      for all nominees
                      instructions)                listed below

  Joseph D. Macchia, Jack L. Johnson, Joel C. Puckett, Norman J. E. Roe, Sam Rosen, Harden H. Wiedemann, John H. Williams

  Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:
  -----------------------------------------------------------------------------

2.[_] FOR[_] AGAINST
                   [_] ABSTAIN on approval of the GAINSO, INC. 1995 Stock
                    Option Plan.

3.[_] FOR[_] AGAINST
                   [_] ABSTAIN on approval of appointment of KPMG Peat Marwick
                    LLP he Company's independent auditors.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

 PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE


  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSALS 1, 2 AND 3. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IN THE ABSENCE OF INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                               Dated: __________________, 1996.

                                               ________________________________
                                                     (Signature of
                                                     shareholder)

                                               ________________________________
                                                     (Signature if held
                                                     jointly)

                                               Receipt of Notice of the Annual
                                               Meeting of Shareholders and the
                                               accompanying Proxy Statement is
                                               hereby acknowledged. Please
                                               sign exactly as name appears
                                               below. When shares are held by
                                               joint tenants, both should
                                               sign. When signing as attorney,
                                               as executor, administrator,
                                               trustee, or guardian, please
                                               give full title as such. If a
                                               corporation, please sign in
                                               full corporate name.